    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 1997
                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             CNA SURETY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                  DELAWARE                                        36-4144905
          (STATE OF INCORPORATION)                             (I.R.S. EMPLOYER
                                                              IDENTIFICATION NO.)

                                   CNA PLAZA
                            CHICAGO, ILLINOIS 60685
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

              CNA SURETY CORPORATION REPLACEMENT STOCK OPTION PLAN

               CNA SURETY 1997 LONG-TERM EQUITY COMPENSATION PLAN
                            (FULL TITLE OF THE PLAN)

                            ------------------------

                                MARK C. VONNAHME
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             CNA SURETY CORPORATION
                            CHICAGO, ILLINOIS 60685
                                 (312) 822-2000
           (NAME, ADDRESS, AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

                              MITCHELL L. HOLLINS
                         SONNENSCHEIN NATH & ROSENTHAL
                                8000 SEARS TOWER
                            CHICAGO, ILLINOIS 60606
                                 (312) 876-8000
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                   PROPOSED MAXIMUM       PROPOSED MAXIMUM
   TITLE OF SECURITIES         AMOUNT TO BE         OFFERING PRICE           AGGREGATE              AMOUNT OF
     TO BE REGISTERED           REGISTERED           PER SHARE(1)        OFFERING PRICE(1)       REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par
  value...................      3,000,000               $14.00              $42,000,000             $12,727.27
====================================================================================================================

(1) Pursuant to Rule 457(f), the registration fee was computed on the basis of $14.75 per share, the average of the high and low sale prices of Capsure Holdings Corp. common stock on September 29, 1997, on the New York Stock Exchange in accordance with Rule 457(c) under the Securities Act of 1933. (Pursuant to a merger, CNA Surety Common Stock will be issued for Capsure Holdings Corp. stock on a one-for-one basis on September 30, 1997.)
================================================================================

                                   CNA SURETY

                        3,000,000 SHARES OF COMMON STOCK

                                   PROSPECTUS

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The information called for by Part I of Form S-8 is currently included in the prospectus, dated October 1, 1997 (the "Plan Prospectus"), which is to be distributed to participants in the 1997 Replacement Stock Option Plan and the CNA Surety 1997 Long-Term Equity Compensation Plan. The documents incorporated by reference into Item 3 of Part II of this Registration Statement (not including exhibits to the information that is incorporated by reference, unless such exhibits are specifically incorporated by reference into the information that this Registration Statement incorporates) are incorporated by reference into this Section 10(a) prospectus, and are available, without charge, to the participants upon written or oral request to John Heneghan, CNA Plan, Chicago, Illinois 60685 (telephone (312) 822-2000).

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     The following documents filed with the Securities and Exchange Commission (the "Commission") by the registrant, pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this registration statement.

          (1) The Company's Registration Statement on Form S-4, filed on August 15, 1997 (File No. 333-33753), including any amendment or report filed for the purpose of updating such information; and

          (2) The description of the Common Stock contained in the Company's Registration Statement on Form 10, filed pursuant to Section 12 of the Exchange Act on August 15, 1997, including any amendment or report filed for the purpose of updating such information.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the dated of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not Applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Delaware law permits a corporation to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that such provision shall not limit the liability of a director for: (i) any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omission not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) liability under section 174 of the DGCL; or (iv) any transaction from which the directors derived an improper personal benefit. The CNA Surety certificate of incorporation limits the personal liability of CNA Surety's directors for monetary damages to the fullest extent permissible under applicable law.

     Under Delaware law, a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding (other than an action by or in the right of the corporation) because he or she is or was an officer, director, employee or agent of the corporation, or was serving at the request of the corporation as an officer, director, employee or agent of the corporation, against expenses, judgements, fines, and amounts paid in settlement actually and reasonably incurred in connection with such proceeding if: (i) he or she acted in good faith and in a manner such director reasonably believed to be in or not opposed to the best interests of the corporation; or (ii) in the case of a criminal proceeding, he or she had no reasonable cause to believe that his or her conduct was unlawful. A corporation may indemnify any person made party or threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation because he or she was an officer, director, employee or agent of the corporation, or was serving at the request of the corporation as an officer, director, employee or agent of the corporation, against expenses actually and reasonably incurred in connection with such action or suit if he or she acted in good faith and in a manner such director reasonably believed to be in or not opposed to the best interests of the corporation, except that there may be no such indemnification if the person if found liable to the corporation unless, in such case, the court determines the person is entitled thereto. A corporation must indemnify a director, officer, employee or agent against expenses actually and reasonably incurred by him or her who successfully defends himself or herself in a proceeding to which they were a party because he or she was a director, officer, employee or agent of the corporation. Expenses incurred by any officer or director (or other employees or agents as deemed appropriate by the board of directors) in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation. The Delaware law indemnification and expense advancement provisions are not exclusive of any other rights which may be granted by the bylaws, a vote of stockholders or disinterested directors, agreement or otherwise.

     The CNA Surety bylaws provide for the indemnification, in a non-derivative suit, of any person who is a party or is threatened to be made a party to any suit or proceeding, because such person, or a person for whom such person was or is a representative, was or is an officer, director, employee or agent of the CNA Surety, or was serving at the request of CNA Surety as an officer, director, employee or agent of the corporation, against expenses in connection with such suit, action or proceeding if such person acted in good faith and in a manner such director reasonably believed to be in or not opposed to the best interests of CNA Surety, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The CNA Surety bylaws provide further for the indemnification in derivative suits if such person acted in good faith and in a manner such person believed to be in or not opposed to the best interests of CNA Surety; provided, however, that no indemnification will be made for any claim, issue or matter as to which such person has been adjudged liable to CNA Surety, unless the court in which such action was brought determined, despite the adjudication of liability, that such person is fairly and reasonably entitled to indemnity for such expenses that such court deems proper. The bylaws of CNA Surety also permit the advancement of expenses incurred by a director, officer, employee or agent of CNA Surety in defending a suit or action, provided that such person executes an undertaking to repay the advanced expenses if it is ultimately determined that such person is not entitled to be indemnified by CNA Surety.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Commission such indemnification is against public policy expressed in the Securities Act and is therefore unenforceable.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8. EXHIBITS.

 4.1  Certificate of Incorporation of the Registrant, dated
      December 10, 1996, incorporated by reference to Exhibit 3(1) of the Registration Statement on Form S-4 (File No.
      333-33753)
 4.2 Amendment to Certificate of Incorporation of the Registrant, dated May 27, 1997, incorporated by reference to Exhibit
      3(2) of the Registration Statement on Form S-4 (File No.
      333-33753)
 4.3  By-laws of the Registrant incorporated by reference to
      Exhibit 3(3) of the Registration Statement on Form S-4 (File
      No. 333-33753)
 5.1  Opinion of Sonnenschein Nath & Rosenthal
23.1  Consent of Deloitte & Touche, LLP
23.2 Consent of Sonnenschein Nath & Rosenthal, included in opinion filed as Exhibit 5 hereto
24.1  Power of Attorney (included on the signature page)

ITEM 9. REQUIRED UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

     A.1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          a. To include any prospectus required by Section 10 (a)(3) of the Securities Act;

          b. To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually, or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

          c. To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, the paragraphs (1)(a) and (1)(b) do not apply if the information required to be included in a post-effective amendment by those paragraphs in contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

     2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

     3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act, (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C.1. The undersigned Registrant hereby undertakes as follows: that, prior to any public reoffering of the securities registered hereunder through use of a prospectus which is part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The Registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with the offering of securities subject to Rule 415, will be filed as a part of an amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     D. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly
authorized, in the City of Chicago, State of Illinois, on this      day of
       , 1997.

                                          CNA SURETY CORPORATION

                                          By:     /s/ MARK C. VONNAHME

                                            ------------------------------------
                                          Name: Mark C. Vonnahme
                                          Title: President and Chief Executive
                                          Officer

                               POWER OF ATTORNEY

     KNOWN TO ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark C. Vonnahme and Enid Tanenhaus jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this registration statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                   NAME                                    TITLE                         DATE
                   ----                                    -----                         ----

           /s/ MARK C. VONNAHME             President, Chief Executive Officer
------------------------------------------  and Director
             Mark C. Vonnahme

           /s/ DAVID T. CUMMING             Director
------------------------------------------
             David T. Cumming

           /s/ PETER E. JOKIEL              Director, and Principal Accounting
------------------------------------------  Officer
             Peter E. Jokiel

                                 EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION OF EXHIBIT
-----------                       ----------------------
  4.1*         Certificate of Incorporation dated December 10, 1996
               Amendment to Certificate of Incorporation, dated May 27,
  4.2*         1997 By-laws
  4.3*         By-laws
  5.1          Opinion of Sonnenschein Nath & Rosenthal
 23.1          Consent of Deloitte & Touche, LLP
               Consent of Sonnenschein Nath & Rosenthal, included in
 23.2          opinion filed as Exhibit 5.1 hereto
 24.1          Power of Attorney (included on signature page)

-------------------------
* Incorporated by reference